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                                U S LIQUIDS INC.
                          DIRECTORS' STOCK OPTION PLAN

I.   PURPOSE

     The purpose of this Directors' Stock Option Plan is to promote the long-term growth and profitability of U S Liquids Inc., a Delaware corporation (the "Company"), and the value of its Common Stock by providing recognition and compensation to the Outside Directors of the Company for their time, effort and participation in the growth and protection of the Company's business and for their substantial contributions to the success of its business.


II.  DEFINITIONS

     Whenever used herein, the following terms shall have the meanings set forth below:

     (a) "Board" or "Board of Directors" means the board of directors of the Company.

     (b)  "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means a committee designated by the Board which shall consist of not less than two members of the Board.

     (d) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

     (e)  "Company" means U S Liquids Inc.

     (f)  "Disability" means a permanent and total disability as defined in
Section 22(e)(3) of the Code or, if designated by the Committee, any long-term disability plan adopted by the Company for the benefit of its employees.

     (g) "Effective Date" means the date this plan is approved by the stockholders of the Company.

     (h)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (i) "Fair Market Value", as of a particular date, means (i) if the shares of Common Stock are then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, the last reported sales price or, if no such sale occurred, the average of the closing bid and ask prices, as applicable, of the Common Stock on the last trading day

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before such date, or (ii) if the shares of Common Stock are not then listed or admitted for trading on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, such value as the Committee, in its absolute discretion, may determine in good faith.

     (j) "Option" means a right or rights granted by the Committee to purchase shares of Common Stock under the Plan.

     (k) "Option Shares" means any shares of Common Stock issuable upon exercise of an Option.

     (l) "Outside Director" means a member of the Board who is eligible to be granted options hereunder as described in Article V.

     (m) "Participant" means an individual to whom an Option is granted under the Plan.

     (n) "Plan" - this Directors' Stock Option Plan, as it may be amended and modified from time to time.

     (o) "Subsidiary" means a corporation, partnership or other business entity at least 50 percent of whose voting securities are owned, directly or indirectly, by the Company.


III. ADMINISTRATION

          (a) APPOINTMENT OF COMMITTEE. The Committee shall consist of at least two members of the Board of Directors. Members of the Committee shall be appointed by and serve at the pleasure of the Board.

          (b) DUTIES AND POWERS OF COMMITTEE. The Committee shall administer the Plan in strict accordance with the terms of the Plan and shall not have the discretion to vary, add to or take from the terms of the Plan. Subject to the terms, provisions and conditions of the Plan, the Committee shall have full and final authority in its discretion to determine such rules and regulations as the Committee may deem advisable in the administration of the Plan and the procedures and methods for construing and interpreting the Plan. Actions approved by a majority of all members of the Committee at any meeting at which a quorum is present, or actions approved in writing by all of the members of the Committee without a meeting, shall be valid acts of the Committee. Decisions of the Committee on all matters relating to the Plan shall be in the Committee's


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sole discretion and shall be conclusive and binding on all parties, including the Company, its stockholders, and the Participants in the Plan.

IV.  SHARES AVAILABLE FOR THE PLAN

     Subject to adjustment as provided in Article VIII, the maximum number of shares of Common Stock that may be issued under this Plan shall be 300,000 shares. In the event that any outstanding Option for any reason expires or is terminated, the Option Shares allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.


V.   PARTICIPATION

     Participation in the Plan shall be limited to Directors of the Company who are not, and were not during the preceding twelve (12) months, common law employees of the Company.


VI.  OPTIONS

     Each Option shall be evidenced by a written option agreement, signed by an authorized officer of the Company, which shall contain such terms and conditions not inconsistent with the Plan as the Committee shall determine. All option agreements need not be identical, but shall comply with or incorporate by reference the terms set forth in this Article VI and shall be subject to all other terms and conditions of the Plan. In the event any option agreement is inconsistent with the Plan, the terms of the Plan shall govern the issue in question.

          (a) GRANT OF OPTIONS. From and after the Effective Date, each Outside Director shall be granted an Option to purchase 10,000 shares of Common Stock at the time of his or her initial election or appointment to the Board of Directors. All Outside Directors except William Rothrock who are serving as Directors as of the Effective Date shall also be granted an option to purchase 10,000 shares of Common Stock upon adoption of this Plan by the Stockholders of the Company. Commencing with calendar year 1998, each Outside Director shall automatically be granted an option to purchase 5,000 shares of Common Stock as of January 1 of such calendar year.

          (b) PRICE. The price per share payable upon the exercise of each Option (the "Exercise Price") shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.


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          (c)  EXERCISE OF OPTIONS.  Options shall be exercisable only by the
Participant to whom the Options were granted, or by the Participant's legal guardian or personal representative, if any, in the case of exercise following the death or Disability of the Participant. Options shall be exercised by delivery to the Company of a written notification specifying the number of Option Shares which the Participant then desires to purchase, together with payment for such Option Shares. Payment may be made in the form of (i) cash, certified check or other immediately available funds for the aggregate Exercise Price for such Option Shares, (ii) the exchange of a number of shares of Common Stock owned by the Participant, free and clear of all liens or encumbrances, the Fair Market Value of which at the time of exercise is equal to the aggregate Exercise Price of such shares, and accompanied by executed stock powers and any other documents of transfer requested by the Committee, (iii) the relinquishment of Options to purchase Option Shares which shall be deemed to have a value equal to the aggregate Fair Market Value of the Option Shares issuable upon exercise thereof less the aggregate Exercise Price for those Option Shares, or (iv) a combination of (i), (ii), and (iii). No fractional shares may be issued or accepted by the Company with respect to the exercise of an Option.

          (d) TERMS OF OPTIONS. Options granted to Participants shall be immediately exercisable and may be exercised at any time from time to time from the date of grant to the date which is ten years after the date of grant or, if earlier, one year after the date when the Participant ceases to be a director of the Company; provided, however, that if a Participant is removed as a director of the Company for cause (as determined by the Board or the stockholders at the time of such removal), then all Options held by the Participant shall immediately lapse and no longer be exercisable.

          (e) RESTRICTIONS ON TRANSFER. Options granted under the Plan shall not be transferable or assignable or capable of being pledged or otherwise hypothecated in any way, and shall not be subject to execution, attachment or similar process, other than by will or the laws of descent and distribution as specifically permitted hereunder. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option contrary to the provisions hereof shall result in the termination of such Option, which termination shall be effective immediately before the attempted assignment, transfer, pledge, hypothecation or other disposition of the Option. Shares delivered upon exercise of an Option shall be subject to such resale restrictions as may be provided by the Committee in the option agreement pertaining to such Option.


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VII. WITHHOLDING TAXES.

     The Company may require, as a condition to any grant under the Plan or to the delivery of certificates for Common Stock issued upon the exercise of an Option, that the Participant pay to the Company, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or any delivery of Common Stock upon exercise of an Option. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any grant of an Option or to the delivery of Common Stock upon exercise of an Option under the Plan.

     Subject to Committee approval, a Participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an Option) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with a grant under the Plan. Such election must be made on or before the date the amount of tax to be withheld is determined and, if applicable, subject to rules, regulations and interpretations of the Securities and Exchange Commission under Section 16(b) of the Exchange Act. Once made, the election shall be irrevocable. The withholding tax obligation that may be paid by the withholding or delivery of shares may not exceed the Participant's minimum federal, state and local income tax obligations in connection with the grant. The Fair Market Value of the shares to be withheld or delivered will be determined on the date last preceding the date as of which the amount of tax to be withheld is determined.


VIII.  CHANGES IN CAPITAL STRUCTURE, REORGANIZATIONS, MERGER, ETC.

          (a) COMPANY'S POWER TO CHANGE STRUCTURE, REORGANIZE, MERGE, ETC. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to declare or distribute any stock dividend or to make or authorize any recapitalization, reorganization, merger, split-up, combination or other change in the Company's capital structure or its business, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise. Except as expressly provided herein, no such corporate act or the issuance of securities by the Company shall affect any Options outstanding under the Plan.

          (b) EFFECT OF RECAPITALIZATION OR SIMILAR TRANSACTION. In the event of any change in the total number of outstanding shares of equity securities of the Company by reason of any stock dividend, stock split, recapitalization, or similar


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     transaction in which there is a distribution of equity securities of the
     Company for substantially below their Fair Market Value, then (i) the number, class and per share price of shares of Common Stock subject to outstanding Options shall be appropriately adjusted in such manner as to entitle a Participant to receive upon exercise of an Option, for the same aggregate Exercise Price, the same total number and class of equity securities as he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (ii) the number and class of equity securities then reserved for issuance under the Plan shall be adjusted by substituting, for the total number and class of shares of Common Stock then reserved for issuance under the Plan, that number and class of shares of equity securities that would have been received by the owner of the number of shares of Common Stock then available to be issued under the Plan.

          (c) EFFECT OF DISSOLUTION, LIQUIDATION, REORGANIZATION OR OTHER TRANSACTION IN WHICH THE COMPANY IS NOT THE SURVIVOR. Upon the dissolution or liquidation of the Company, the sale of all or substantially all of the Company's assets, or the occurrence of any merger, consolidation, reorganization, or other transaction in which the Company is not the surviving corporation, then in the absolute discretion of the Committee,
     (i) all Options outstanding under the Plan shall be assumed by the successor, remaining, or surviving corporation, or new options shall be substituted for such Options, all as provided in Section 424(a) of the Code and to the extent permitted by Section 424(a) of the Code, in which event such assumption shall be made on a full and equivalent basis in accordance with Section 424(a) of the Code in order to preclude any modification of such Options which would be considered to be the grant of new options, or
     (ii) all Options which are then exercisable, or all Options outstanding under the Plan, regardless of whether such Options otherwise would be exercisable, shall be exercisable for a period of 15 days immediately prior to such event and, after the Participant has been afforded the opportunity to exercise such Options as aforesaid and to the extent that such Options are not timely exercised during such period, the terms and provisions of this Plan and any option agreement entered into hereunder will terminate and the related Options will terminate.


IX.  COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES.

      Notwithstanding any other provision of this Plan or of any option agreement, the Company shall be under no obligation and shall not issue shares or, in the case of treasury shares, transfer shares under this Plan, except in compliance with all applicable federal and state laws and regulations and in compliance with rules of any stock exchanges or listing organizations with which the Company's shares may be listed. The determination as to whether the issuance or transfer of shares under this Plan is in


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compliance with applicable federal and state laws and regulations and rules of stock exchanges and listing organizations shall be made solely by the Committee.

               (a) USE OF RESTRICTIVE LEGENDS. Any certificate issued to evidence shares issued upon the exercise of an Option may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

               (b) REPRESENTATION OF INVESTMENT INTENT. Any Participant receiving an Option and any Participant or other person exercising an Option may be required by the Committee to give a written representation that the Option and the shares subject to the Option will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Option from any such representations either prior to or subsequent to the exercise of an Option granted pursuant to this Plan.

               (c) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance or by reason of the death or Disability of a Participant, the Committee may require reasonable evidence as to the ownership of such Option or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.


X.   RIGHTS AS A STOCKHOLDER.

     The holder of an Option shall have no rights as a stockholder with respect to any Option Shares until the date a stock certificate is issued to him or her after the exercise of the Option. No adjustment shall be made for dividends (ordinary or extraordinary) whether in cash, securities or other property, or distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII.


XI.  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

     The Board of Directors may at any time terminate or from time to time amend or suspend this Plan; provided, however, that (i) no such amendment shall alter or impair the number of shares, exercise price or duration of any Option theretofore granted to a Participant under this Plan without the consent of the affected Participant, and (ii) no


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amendment shall become effective without prior approval of the stockholders of the Company if such approval would be required for continued compliance with Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Board of Directors may not, without further approval of the stockholders of the Company, amend the Plan to:

               (a) materially increase the total number of shares of Common Stock which may be made the subject of Options to be granted under the Plan, either in the aggregate or to an individual Participant, except as provided in Article VIII;

               (b)  change the manner of determination of the Exercise Price;

               (c) extend the maximum period during which Options may be granted or exercised; or

               (d) materially modify the requirements as to eligibility for participation in the Plan.


XII. COMMENCEMENT DATE; TERMINATION DATE.

     The date of commencement of this Plan shall be June 23, 1997. No Options shall be issued under the Plan after the close of business on June 22, 2007. The Plan was adopted by the Board on June 23, 1997 and was approved by the Company's stockholders on June 23, 1997. The terms set forth herein constitute all of the terms and provisions of the Plan until further amended pursuant to
Article XI.






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